AXS Aspect Core Diversified Strategy Fund

Class A Shares: EQAAX

Class C Shares: EQACX

Class I Shares: EQAIX

AXS Chesapeake Strategy Fund

Class A Shares: ECHAX

Class C Shares: ECHCX

Class I Shares: EQCHX

AXS Managed Futures Strategy Fund

Class A Shares: MHFAX

Class C Shares: MHFCX

Class I Shares: MHFIX

Each a series of Investment Managers Series Trust II

Supplement dated June 25, 2020 to the

Prospectus and Statement of Additional Information (“SAI”)

dated February 1, 2020, as supplemented.

Effective immediately, the following changes are made to the Funds’ Prospectus and SAI to reflect that the investment advisory fee to be received by AXS Investments LLC, the Advisor to the Funds, from each Fund is payable twice per month.

The fifth paragraph and subsequent table under the section entitled “Investment Advisor” of the Prospectus is deleted and replaced with the following:

Pursuant to the Advisory Agreement, for its services, the Advisor is entitled to receive an annual management fee as listed below of each Fund’s average daily net assets, calculated daily and payable twice per month.

Fund	Contractual Advisory Fees As a Percentage of Average Daily Net Assets
AXS Managed Futures Strategy Fund	1.45%
AXS Aspect Core Diversified Strategy Fund	1.30%
AXS Chesapeake Strategy Fund	1.50%

The third paragraph under the section entitled “The Advisor” of the SAI is deleted and replaced with the following:

In consideration of the services to be provided by the Advisor pursuant to the Advisory Agreement, the Advisor is entitled to receive from each Fund an investment advisory fee computed daily and paid twice per month based on an annual rate equal to a percentage of the Fund’s average daily net assets specified in the Prospectus.

Please file this Supplement with your records.